UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware Delaware Delaware Mississippi Mississippi (State or Other Jurisdiction of Incorporation or Organization)	20-5319263 20-5654040 20-0109621 38-3680199 01-0586282 (I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
          On March 4, 2008 Tropicana Entertainment, LLC issued a press release announcing certain recent developments. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          The information contained in the press release is summary in nature and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that it makes from time to time. The press release contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in the press release and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the press release.
          The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act “), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished under Item 8.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release, dated March 4, 2008, issued by Tropicana Entertainment

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: March 6, 2008
Tropicana Entertainment, LLC, registrant
	By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
	By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
	By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
	By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
	By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer